UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2011

The KEYW Holding Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-34891	27-1594952
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1334 Ashton Road, Suite A
Hanover, MD  21076
(Address of Principal Executive Offices) (Zip Code)

(443) 270-5300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

The KEYW Corporation completed the acquisition of Flight Landata, Inc. (“FLD”) (flightlandata.com), effective August 5, 2011. FLD is a highly regarded, privately-held provider of agile airborne Intelligence Surveillance and Reconnaissance (ISR) solutions and Micro Terrain Intelligence to the U.S. Defense Department and the Warfighter.

The terms of the definitive agreement provide for the merger of a wholly-owned subsidiary of KEYW with and into FLD for all cash consideration of $30.0 million.  The purchase price is subject to post-closing adjustments, including working capital and other adjustments, as of the closing date.  Each of the parties to the agreement has made customary representations and warranties and agreed to certain indemnification obligations.

A copy of the press release announcing the acquisition, dated August 9, 2011, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, KEYW will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this current report on Form 8-K not later than seventy five  (75) calendar days after the date this current report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, KEYW will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this current report on Form 8-K not later than seventy five (75) calendar days after the date this current report must be filed.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 27, 2011, by and among The KEYW Corporation (“Purchaser”), FLD Acquisition Corporation, a wholly-owned subsidiary of Purchaser, Flight Landata Inc., and Jill Mann of Mann & Mann, P.C., as the Stockholder Representative.  (The exhibits and disclosure schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Purchaser hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.)

99.1	Press Release, dated August 9, 2011 announcing that KEYW completed the acquisition of Flight Landata, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The KEYW Holding Corporation

Date: August 5, 2011	By:	/s/ Leonard E. Moodispaw
	Name:	Leonard E. Moodispaw
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 27, 2011, by and among The KEYW Corporation (“Purchaser”), FLD Acquisition Corporation, a wholly-owned subsidiary of Purchaser, Flight Landata Inc., and Jill Mann of Mann & Mann, P.C., as the Stockholder Representative.  (The exhibits and disclosure schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Purchaser hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.)

99.1	Press Release, dated August 9, 2011 announcing that KEYW completed the acquisition of Flight Landata, Inc.